SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                      ------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                December 1, 2000
                Date of Report (Date of earliest event reported)



                      Britton & Koontz Capital Corporation
               (Exact Name of Registrant as Specified in Charter)



          Mississippi                 0-22606                   64-0665423
(State or Other Jurisdiction        (Commission               (IRS Employer
       of Incorporation)            File Number)            Identification No.)



                                 500 Main Street
                            Natchez, Mississippi39120
                    (Address of Principal Executive Offices)


                                 (601) 445-5576
               Registrant's telephone number, including area code



                                 Not applicable

          (Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets

         Pursuant to an Agreement and Plan of Merger dated August 25, 2000 (the "Merger Agreement"), Louisiana Bancshares, Inc. was merged with and into the Registrant, Britton & Koontz Capital Corporation, effective December 1, 2000. The Merger Agreement was approved by the shareholders of Louisiana Bancshares and Britton & Koontz at their respective special meetings of shareholders held on November 28, 2000 (the "Special Meetings"). On October 26, 2000, the Office of the Comptroller of the Currency approved the Merger under Section 5(d)(3) of the Federal Deposit Insurance Act, as amended. The Merger has been accounted for on a pooling-of-interests basis.

         At June 30, 2000, Britton & Koontz had total consolidated assets of $238 million and Louisiana Bancshares had total consolidated assets of $42 million.

         Prior to consummation of the merger, Louisiana Bancshares was a Louisiana corporation and a registered bank holding company under the Bank Holding Company Act of 1956, as amended. At June 30, 2000, Louisiana Bancshares had one wholly-owned subsidiary: Louisiana Bank & Trust Company, a Louisiana state bank, which was engaged principally in the business of attracting retail deposits from the general public and investing those deposits, together with funds generated from operations, primarily in commercial business loans, construction loans and consumer loans.

         Britton & Koontz has one national bank subsidiary, Britton & Koontz First National Bank, which provides retail and commercial banking services.

         Upon consummation of the Merger, Louisiana Bancshares was merged with and into Britton & Koontz, then immediately thereafter, Louisiana Bank & Trust Company was merged with and into Britton & Koontz First National Bank; Britton & Koontz and Britton & Koontz First National Bank are the surviving institutions. Britton & Koontz First National Bank will conduct the operations previously conducted by Louisiana Bank & Trust Company.

         Britton & Koontz is not aware of any material relationships among Louisiana Bancshares or its bank subsidiary, on the one hand, and Britton & Koontz or any of Britton & Koontz's officials, any director or officer of Britton & Koontz or any associate of any such director or officer, on the other hand. Upon consummation of the Merger, two members of the board of directors of Louisiana Bancshares were appointed to the board of directors of Britton & Koontz.

         Upon consummation of the Merger, shareholders of Louisiana Bancshares received 0.1054 of a share of Britton & Koontz common stock for each share of Louisiana Bancshares common stock formerly held by them.

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         The shares of Britton & Koontz  common  stock  issued  pursuant  to the
Merger  Agreement were  registered by means of a registration  statement on Form
S-4   and   Amendment   No.   1   thereto   (collectively,   the   "Registration
Statement")(Registration No. 333-47982) filed by Britton & Koontz with the Securities and Exchange Commission on October 16 and October 27, 2000, respectively. The Registration Statement was declared effective on October 27,
2000.   The   Registration   Statement,   which   includes   the   joint   proxy
statement-prospectus   used  in  connection  with  the  Special   Meetings,   is
incorporated herein by reference.

Item 5.  Other Events

         Britton & Koontz files this Report on Form 8-K also for the purpose of updating the description of its securities registered under the Securities Exchange Act of 1934, as amended (Commission File No. 0-22606), which was originally set forth in Britton & Koontz's registration statement on Form 8-A dated October 13, 1993, to read in its entirety as follows:

                  Description of Britton & Koontz Common Stock

                  The authorized capital stock of Britton & Koontz consists of 12,000,000 shares of common stock, $2.50 par value, of which 1,752,564 shares were outstanding on September 30, 2000. Britton & Koontz's common stock is traded on the Nasdaq SmallCap Market. Current quotes of the market price of Britton & Koontz common stock are available from the firms of Sterne, Agee, and Leach, Inc. and AnPac Securities Group, Inc., which make a market in Britton & Koontz's common stock. The following description of Britton & Koontz's capital stock is qualified in its entirety by reference to Britton & Koontz's articles of incorporation and by-laws, each of which is incorporated by reference as an exhibit to this Report, and to the applicable provisions of the Mississippi Business Corporation Act ("MBCA").

Voting Rights; Cumulative Voting

         Holders of Britton & Koontz common stock are entitled to cumulative voting rights in the election of Britton & Koontz directors. Cumulative voting entitles a Britton & Koontz shareholder to give one particular candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute the shareholder's total votes, computed on the same principle, among as many candidates as the shareholder chooses. Britton & Koontz shareholders are entitled to one vote per share on all other matters to be voted on by shareholders.

Preemptive Rights

         Britton & Koontz shareholders do not have preemptive rights.

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Dividend Rights

                  Britton & Koontz shareholders are entitled to receive ratably dividends, if any, as may be declared by Britton & Koontz's board of directors, in its discretion, out of funds legally available. Britton & Koontz's ability to declare and pay dividends is restricted by federal statutes and regulations affecting bank holding companies. Dividends paid by Britton & Koontz are substantially provided from dividends from Britton & Koontz First National Bank. There are certain limitations under federal law on the payment of dividends by national banks. Under federal law, the directors of a national bank, after making proper deduction for all expenses and other deductions required by the Comptroller of the Currency (the"Comptroller"), may credit net profits to the bank's undivided profits account, and may declare a dividend from that account of so much of the net profits as they judge expedient. The prior approval of the Comptroller is required, however, if the total of all dividends declared by a national bank in any calendar year will exceed the sum of such bank's net profits for that year and its retained net profits for the preceding two calendar years, less any required transfers to surplus.

         Federal law also prohibits national banks from paying dividends which would be greater than the bank's undivided profits after deducting statutory bad debt in excess of the bank's allowance for loan losses. Finally, the Federal Deposit Insurance Corporation Improvement Act generally prohibits a depository institution from making any capital distribution to its holding company if the depository institution would thereafter be "undercapitalized." In addition, both Britton & Koontz and Britton & Koontz First National Bank are subject to various regulatory policies and requirements relating to the payment of dividends, including requirements to maintain adequate capital above regulatory minimums. The appropriate federal regulatory authority is authorized to determine under certain circumstances relating to the financial condition of a national bank or bank holding company that the payment of dividends would be an unsafe or unsound practice and to prohibit payment thereof. The Comptroller and the Federal Reserve Board have each indicated that banking organizations should generally pay dividends only out of current operating earnings. Britton & Koontz First National Bank's ability to pay dividends is also limited by prudence, statutory and regulatory guidelines, and a variety of other factors.

Liquidation Rights

         In the event of liquidation, dissolution, or winding up of Britton & Koontz's business, shareholders are entitled to share ratably in all assets remaining after payment of liabilities.

Shareholder Action

         Any action required or permitted to be taken at any annual or special meeting of shareholders may be taken only upon the vote of the shareholders at the annual or special meeting, which has been duly called and noticed as provided in Britton & Koontz's by-laws, and may not be taken by a written consent of the shareholders as otherwise provided in the MBCA. A majority of the outstanding common stock constitutes a quorum for the transaction of business

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by Britton & Koontz's  shareholders.  When a quorum is  present,  other than the supermajority vote provisions set forth below, the affirmative vote of a majority of Britton & Koontz's outstanding common stock present at the meeting decides the question brought before such meeting.

Supermajority Voting Provisions

         Mississippi law provides that, unless the Mississippi Business Corporation Act (the "MBCA"), the articles of incorporation or the board of directors require a greater vote, or a vote by voting groups, an amendment to the articles of incorporation of a Mississippi corporation must be approved by a majority vote of each voting group with respect to which the amendment would create dissenters' rights. Britton & Koontz's articles of incorporation contain certain provisions designed to provide safeguards for shareholders by requiring the affirmative vote of at least 80% of Britton & Koontz's outstanding common stock to amend or repeal Article Seventh (required vote in control share acquisition), Article Tenth (election and removal of directors), Article Eleventh (factors the board is required to take into account when considering a proposed merger or consolidation) and Article Twelfth (election to be governed by the Mississippi Control Share Act).

Anti-takeover Provisions

         Britton & Koontz's articles of incorporation also contain certain provisions that may have the effect of delaying, deferring or preventing a change in control of Britton & Koontz in certain circumstances. Specifically, Article Seventh of Britton & Koontz's articles of incorporation requires the affirmative vote of no less than 80% of the outstanding shares of Britton & Koontz common stock to approve any merger or consolidation with, or any sale, lease or exchange of substantially all of the assets of Britton & Koontz to, any person, firm or corporation who beneficially owns more than 10% of any class of equity voting security of Britton & Koontz, or to any person, firm or corporation who controls, is controlled by or under common control with any such person, firm or corporation. The amendment or repeal of Article Seventh of Britton & Koontz's articles of incorporation requires the affirmative vote of the holders of no less than 80% of the outstanding shares of Britton & Koontz common stock.

         Article Twelfth of Britton & Koontz's articles of incorporation incorporates the provisions of the Mississippi Control Share Act (Miss. Code Ann. ss. 79-27-1, et seq.), which may also have the effect of delaying, deferring or preventing a change in control of Britton & Koontz in certain circumstances. Specifically, the Mississippi Control Share Act conditions acquisition of control of a corporation on approval of a majority of disinterested shareholders (i.e., shareholders who have not made control share acquisitions as described below). Under the terms of the Act, a shareholder that acquires ownership or control of more than 20% of the outstanding shares of the corporation (other than by issuance of the shares to the shareholder by the corporation) will not be able to vote those shares in excess of the 20% threshold without prior approval of the disinterested shareholders. After disclosure of the circumstances surrounding the control share acquisition to the disinterested shareholders, the party holding the control shares

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can have the voting power  restored to the control  shares upon the  affirmative vote of a majority of the disinterested shareholders. The amendment or repeal of Article Twelfth of Britton & Koontz's articles of incorporation also requires the affirmative vote of the holders of no less than 80% of the outstanding shares of Britton & Koontz common stock.

Directors

         Britton & Koontz has three classes of directors, each class is as nearly equal in number as possible, and the term of office of one class expires each year. The minimum number of directors is five and the maximum number of directors is twenty-five. The board of directors establishes by resolution the number of directors to serve and the number of directors to comprise each class. At each annual meeting, the number of directors equal to the number of the class whose term expires at the time of such meeting is elected to hold office for a term of three years.

         Directors are elected at the annual meeting of shareholders, and any vacancy in the board of directors, however created, is filled at the annual meeting succeeding the creation of such vacancy. If the number of directors is changed, any increase or decrease is apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class holds office for a term that coincides with the remaining term of that class. In no case does a decrease in the number of directors shorten the term of any incumbent director.

         No member of the board of directors may be removed, with or without cause, except at a meeting called in accordance with the bylaws expressly for that purpose and except upon a vote in favor of such removal of the holders of eighty percent (80%) of the shares then entitled to vote at an election of directors; and in the event that less than the entire Board is to be removed, no one of the directors may be removed if the votes cast against that director's removal would be sufficient to elect that director if then cumulatively voted at an election of the class of directors of which that director is a part.

         The MBCA permits corporations to (i) include provisions in their articles of incorporation that limit the personal liability of directors and officers, among others, for monetary damages resulting from breaches of the duty of care, subject to certain exceptions, and (ii) indemnify the directors and officers, among others, in certain circumstances for their expenses and liabilities incurred in connection with defending pending or threatened proceedings, as described in the paragraph below. Britton & Koontz's articles of incorporation and by-laws include provisions that eliminate the personal liability of its directors, officers, employees and agents to Britton & Koontz and its shareholders for monetary damages for breach of fiduciary duty to the full extent currently permitted by the MBCA. Specifically, the personal liability of a director of Britton & Koontz is eliminated, except liability for
(a) the amount of a financial benefit received by a director to which he is not entitled, (b) an intentional infliction of harm on the Corporation or the shareholders, (c) a violation of Section 79-4-8.33, Mississippi Code Ann.
(1972), as amended, or (d) an intentional violation of criminal law.

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         If  any  proceeding,   whether  civil,   criminal,   administrative  or
investigative, is brought against a Britton & Koontz director, officer, employee or agent, then Britton & Koontz's articles of incorporation and by-laws provide for indemnification and advancement of all expenses needed by the director, officer, employee or agent to defend the litigation. The director, officer, employee or agent has no obligation to repay the expenses forwarded for this purpose, unless it is determined ultimately by Britton & Koontz that the director, officer, employee or agent is not entitled to indemnification. Britton & Koontz's by-laws authorize Britton & Koontz to maintain insurance covering the actions of its directors, officers, employees or agents and provide for indemnification to the fullest extent allowed under the MBCA.

Amendment of By-laws

         Britton  &  Koontz's   By-laws  may  be  amended  or  repealed  by  the
affirmative vote of no less than two-thirds (66 2/3%) of the directors voting at a meeting of the board of directors where a quorum is present.

Shareholders' Meetings

         The annual meeting of Britton & Koontz shareholders for the purpose of electing directors and for the transaction of such other business as may come before the meeting shall be held on a date and at a time as determined by the board of directors.

         Special meetings of Britton & Koontz shareholders may be called by the President, the Chairman of the Board of Directors, a majority of the board of directors, or by the President at the request of holders of more than ten percent (10%) of Britton & Koontz's outstanding common stock.

         The transfer agent and registrar for Britton & Koontz's common stock is American Stock Transfer Company, New York, New York.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)(b) The financial statements required to be filed with this Form 8-K will be filed by amendment on or before February 15, 2001.

(c) Exhibits. The exhibits filed herewith are listed on the Exhibit Index following the Signature page.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Britton & Koontz has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRITTON & KOONTZ CAPITAL CORPORATION



Date: December 15, 2000                  By: /s/ W. Page Ogden
                                             _________________________________
                                             W. Page Ogden,
                                             President and C.E.O.



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                                  EXHIBIT INDEX

     2.1 Agreement and Plan of Merger by and between Britton & Koontz Capital Corporation and Louisiana Bancshares, Inc. dated August 25, 2000 (included as Appendix A to the Joint Proxy Statement-Prospectus dated October 30, 2000 forming part of Britton & Koontz's Registration Statement on Form S-4 and Amendment No. 1 thereto, filed with the Commission on October 16, 2000 and October 27, 2000, respectively,
          Commission file no. 333-47982, which Registration Statement is incorporated herein by reference as Exhibit 99 below).

     2.2 Plan of Reorganization and Merger by and between Britton & Koontz First National Bank and Louisiana Bank & Trust Company dated December 1, 2000.

     4.1 Articles of Incorporation of Britton & Koontz Capital Corporation (included as Exhibit 3(a) to Britton & Koontz's Registration Statement on Form S-4 and Amendment No. 1 thereto (together the "Registration Statement," filed with the Commission on October 16 and October 27, 2000, respectively, Commission file no. 333-47982), which Exhibit3(a) is incorporated herein by reference).

     4.2 By-laws of Britton & Koontz Capital Corporation (included as Exhibit 3(b) to Britton & Koontz Capital Corporation's Registration Statement on Form S-4 and Amendment No. 1 thereto (together the "Registration Statement," filed with the Commission on October 16 and October 27, 2000, respectively, Commission file no. 333-47982), which Exhibit 3(b) is incorporated herein by reference).

     23   Consent of May & Company (to be filed by amendment).

     99 Britton & Koontz's Registration Statement on Form S-4 and Amendment No. 1 thereto (together the "Registration Statement," filed with the Commission on October 16 and October 27, 2000, respectively, Commission file no. 333-47982), which Registration Statement is incorporated herein by reference.